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                                                           Exhibit 10.8


                                  USI GUARANTY


            GUARANTY, dated as of March 24, 2000 (as amended, modified or supplemented from time to time, this "Guaranty"), made by U.S. Industries, Inc., a Delaware corporation and USI Global Corp., a Delaware corporation (each a "Guarantor" and collectively, the "Guarantors") for the benefit of the Secured Creditors (as hereinafter defined). Except as otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.


                            W I T N E S S E T H :
                            - - - - - - - - - -

            WHEREAS, Strategic Industries, Inc., Rexair, Inc. (the "Borrower"), various lenders from time to time party thereto (the "Lenders"), DLJ Capital Funding, Inc., as Syndication Agent (in such capacity, the "Syndication Agent") and Bank of America, N.A., as Administrative Agent (together with any successor administrative agent, the "Administrative Agent"), have entered into a Credit Agreement, dated as of March 24, 2000, providing for the making of Loans as contemplated therein (as used herein, the term "Credit Agreement" means the Credit Agreement described above in this paragraph, as the same may be amended, modified, extended, renewed, replaced or supplemented from time to time, and including any agreement extending the maturity of, or restructuring all or any portion of the Indebtedness under such agreement or any successor agreement) (the Lenders, the Syndication Agent, the Administrative Agent and the Collateral Agent are herein called the "Lender Creditors");

            WHEREAS, the Borrower may at any time and from time to time enter into one or more interest rate protection agreements (each such agreement, to the extent entered into in accordance with the provisions of Section 9.03(iii) of the Credit Agreement, being referred to herein as an "Interest Rate Protection Agreement" and all such agreements, collectively, being referred to herein as "Interest Rate Protection Agreements") with one or more Lenders or any affiliate thereof (each such Lender or affiliate, even if the respective Lender subsequently ceases to be a Lender under the Credit Agreement for any reason, together with such Lender's or affiliate's successors and assigns, if any, collectively, the "Other Creditors," and together with the Lender Creditors, the "Secured Creditors");

            WHEREAS, it is a condition precedent to the making of Loans under the Credit Agreement that the Guarantors shall have executed and delivered this Guaranty; and

            WHEREAS, the Guarantors will obtain benefits from the incurrence by the Borrower and the Lenders of Loans, and issuance to the Borrower of Letters of Credit, under the Credit Agreement and the entering into by the Borrower and the Lenders of Interest Rate Protection Agreements and, accordingly, desire to execute this Guaranty in order to satisfy the conditions described in the preceding paragraph;

            NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to the Guarantors, the receipt and sufficiency of which are hereby acknowledged, the


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Guarantors on a joint and several basis, hereby make the following representations and warranties to the Secured Creditors and hereby covenant and agree with each Secured Creditor as follows:

            1. The Guarantors irrevocably and unconditionally guarantee: (i) to the Lender Creditors the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of (x) the principal of and interest on the Loans made to the Borrower under the Credit Agreement and all reimbursement obligations and Unpaid Drawings with respect to Letters of Credit issued under the Credit Agreement and (y) all other obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities owing by the Borrower to the Lender Creditors under the Credit Agreement or any other Credit Document to which the Borrower is a party (including, without limitation, indemnities, Fees and interest thereon), whether now existing or hereafter incurred under, arising out of or in connection with the Credit Agreement or any such other Credit Document and the due performance and compliance by the Borrower with all of the terms, conditions and agreements contained in the Credit Documents (all such principal, interest, liabilities and obligations being herein collectively called the "Credit Document Obligations"); and (ii) to each Other Creditor the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities owing by the Borrower under any Interest Rate Protection Agreement, whether now in existence or hereafter arising, and the due performance and compliance by the Borrower with all of the terms, conditions and agreements contained in the Interest Rate Protection Agreements (all such obligations and liabilities being herein collectively called the "Other Obligations," and together with the Credit Document Obligations are herein collectively called the "Guaranteed Obligations"). Each Guarantor understands, agrees and confirms that the Secured Creditors may enforce this Guaranty up to the full amount of the Guaranteed Obligations against the Guarantors without proceeding against the Borrower, against any security for the Guaranteed Obligations, or under any other guaranty covering all or a portion of the Guaranteed Obligations.

            2. Additionally, each Guarantor unconditionally and irrevocably guarantees the payment of any and all Guaranteed Obligations to the Secured Creditors whether or not due or payable by the Borrower upon the occurrence in respect of the Borrower of any of the events specified in Section 10.05 of the Credit Agreement, and unconditionally and irrevocably promises to pay such Guaranteed Obligations to the Secured Creditors, or order, on demand, in lawful money of the United States. This Guaranty shall constitute a guaranty of payment, and not of collection.

            3. The liability of the Guarantors hereunder is exclusive and independent of any security for or other guaranty of the indebtedness of the Borrower whether executed by the Guarantors, any other guarantor or by any other party, and the liability of the Guarantors hereunder shall not be affected or impaired by any circumstance or occurrence whatsoever, including, without limitation: (a) any direction as to application of payment by the Borrower or by any other party, (b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the Guaranteed Obligations, (c) any payment on or in reduction of any such other guaranty or undertaking, (d) any dissolution, termination or increase,

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decrease or change in personnel by the Borrower, (e) any payment made to any
Secured Creditor on the indebtedness which any Secured Creditor repays the Borrower pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and each Guarantor waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding, (f) any action or inaction by the Secured Creditors as contemplated in Section 6 hereof, or (g) any invalidity, irregularity or unenforceability of all or part of the Guaranteed Obligations or of any security therefor.

            4. The obligations of the Guarantors hereunder are independent of the obligations of any other guarantor of the Borrower or the Borrower, and a separate action or actions may be brought and prosecuted against the Guarantors whether or not action is brought against any other guarantor of the Borrower or the Borrower and whether or not any other guarantor of the Borrower or the Borrower be joined in any such action or actions. Each Guarantor expressly acknowledges and agrees that any payment by the Borrower or other circumstance which operates to toll any statute of limitations as to the Borrower shall operate to toll the statute of limitations as to the Guarantor.

            5. Each Guarantor hereby waives notice of acceptance of this Guaranty and notice of any liability to which it may apply, and waives promptness, diligence, presentment, demand of payment, protest, notice of dishonor or nonpayment of any such liabilities, suit or taking of other action by the Administrative Agent or any other Secured Creditor against, and any other notice to, any party liable thereon (including the Guarantors, any other guarantor or the Borrower).

            6. Any Secured Creditor may at any time and from time to time without the consent of, or notice to, the Guarantors, without incurring responsibility to the Guarantors, without impairing or releasing the obligations of the Guarantors hereunder, upon or without any terms or conditions and in whole or in part:

            (a) change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew or alter, any of the Guaranteed Obligations (including any increase or decrease in the rate of interest thereon), any security therefor, or any liability incurred directly or indirectly in respect thereof, and the guaranty herein made shall apply to the Guaranteed Obligations as so changed, extended, renewed or altered;

            (b) take and hold security for the payment of the Guaranteed Obligations and sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset thereagainst;

            (c) exercise or refrain from exercising any rights against the Borrower or others or otherwise act or refrain from acting;



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            (d) release or substitute any one or more endorsers, guarantors, the
      Borrower or other obligors;

            (e) settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the Borrower to creditors of the Borrower other than the Secured Creditors;

            (f) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of the Borrower to the Secured Creditors regardless of what liabilities of the Borrower remain unpaid;

            (g) consent to or waive any breach of, or any act, omission or default under, any of the Interest Rate Protection Agreements, the Credit Documents or any of the instruments or agreements referred to therein, or otherwise amend, modify or supplement any of the Interest Rate Protection Agreements, the Credit Documents or any of such other instruments or agreements; and/or

            (h) act or fail to act in any manner referred to in this Guaranty which may deprive any Guarantor of its right to subrogation against the Borrower to recover full indemnity for any payments made pursuant to this Guaranty.

            7. No invalidity, irregularity or unenforceability of all or any part of the Guaranteed Obligations or of any security therefor shall affect, impair or be a defense to this Guaranty, and this Guaranty shall be primary, absolute and unconditional notwithstanding the occurrence of any event or the existence of any other circumstances which might constitute a legal or equitable discharge of a surety or guarantor except payment in full of the Guaranteed Obligations.

            8. This Guaranty is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. No failure or delay on the part of any Secured Creditor in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein expressly specified are cumulative and not exclusive of any rights or remedies which any Secured Creditor would otherwise have. No notice to or demand on the Guarantors in any case shall entitle the Guarantors to any other further notice or demand in similar or other circumstances or constitute a waiver of the rights of any Secured Creditor to any other or further action in any circumstances without notice or demand. It is not necessary for any Secured Creditor to inquire into the capacity or powers of the Borrower or the officers, directors, partners or agents acting or purporting to act on its behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.



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

            9. Any indebtedness of the Borrower now or hereafter held by any Guarantor is hereby subordinated to the indebtedness of the Borrower to the Secured Creditors, and such indebtedness of the Borrower to any Guarantor, if the Administrative Agent, after an Event of Default has occurred, so requests, shall be collected, enforced and received by the Guarantors as trustee for the Secured Creditors and be paid over to the Secured Creditors on account of the indebtedness of the Borrower to the Secured Creditors, but without affecting or impairing in any manner the liability of the Guarantors under the other provisions of this Guaranty. Prior to the transfer by the Guarantors of any note or negotiable instrument evidencing any indebtedness of the Borrower to any Guarantor, the Guarantors shall mark such note or negotiable instrument with a legend that the same is subject to this subordination. Without limiting the generality of the foregoing, each Guarantor hereby agrees with the Secured Creditors that it will not exercise any right of subrogation which it may at any time otherwise have as a result of this Guaranty (whether contractual, under Section 509 of the Bankruptcy Code or otherwise) until all Guaranteed Obligations have been irrevocably paid in full in cash.

            10. (a) Each Guarantor waives any right (except as shall be required by applicable statute and cannot be waived) to require the Secured Creditors to:
(i) proceed against the Borrower, any other guarantor of the Guaranteed Obligations or any other party; (ii) proceed against or exhaust any security held from the Borrower, any other guarantor of the Guaranteed Obligations or any other party; or (iii) pursue any other remedy in the Secured Creditors' power whatsoever. Each Guarantor waives any defense based on or arising out of any defense of the Borrower, any other guarantor of the Guaranteed Obligations or any other party other than payment in full of the Guaranteed Obligations, including, without limitation, any defense based on or arising out of the disability of the Borrower, any other guarantor of the Guaranteed Obligations or any other party, or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower other than payment in full of the Guaranteed Obligations. The Secured Creditors may, at their election, foreclose on any security held by the Administrative Agent, the Collateral Agent or the other Secured Creditors by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Secured Creditors may have against the Borrower or any other party, or any security, without affecting or impairing in any way the liability of the Guarantor hereunder except to the extent the Guaranteed Obligations have been paid in full in cash. Each Guarantor waives any defense arising out of any such election by the Secured Creditors, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of any Guarantor against the Borrower or any other party or any security.

            (b) Each Guarantor waives all presentments, demands for performance, protests and notices, including, without limitation, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional indebtedness. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks which the Guarantor assumes and incurs hereunder, and



                                       5
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agrees that the Secured Creditors shall have no duty to advise the Guarantors of information known to them regarding such circumstances or risks.

            11. In order to induce the Lenders to make Loans and issue Letters of Credit pursuant to the Credit Agreement, and in order to induce the Other Creditors to execute, deliver and perform the Interest Rate Protection Agreements, each Guarantor makes the following representations, warranties and agreements:

            (a) CORPORATE STATUS. Each Guarantor (i) is a duly organized and validly existing corporation in good standing under the laws of the jurisdiction of its organization, (ii) has the requisite power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (iii) is duly qualified and is authorized to do business and is in good standing in each jurisdiction where the ownership, leasing or operation of its property or the conduct of its business requires such qualifications, except for failures to be so qualified which, individually or in the aggregate, could not reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of any Guarantor or the Guarantors and the Guarantors' Subsidiaries taken as a whole.

            (b) POWER AND AUTHORITY. Each Guarantor has the requisite power and authority to execute, deliver and perform the terms and provisions of this Guaranty and each other Credit Document to which it is a party and has taken all necessary action to authorize the execution, delivery and performance by it of this Guaranty and each such other Credit Document. Each Guarantor has duly executed and delivered this Guaranty and each other Credit Document to which it is a party, and this Guaranty and each such other Credit Document constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except to the extent that the enforceability hereof or thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

            (c) NO VIOLATION. Neither the execution, delivery or performance by the Guarantors of this Guaranty or any other Credit Document to which any Guarantor is a party, nor compliance by it with the terms and provisions hereof or thereof, (i) will contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of any Guarantor or any of the Guarantors' Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument, to which any Guarantor or any of the Guarantors' Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) will violate any provision of the certificate of incorporation, partnership agreement, by-laws or



                                       6
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      equivalent organizational or charter documents of any Guarantor or any of the Guarantors' Subsidiaries.

            (d) GOVERNMENTAL APPROVALS. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made prior to the Effective Date), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of this Guaranty or any other Credit Document to which any Guarantor is a party or
      (ii) the legality, validity, binding effect or enforceability of this Guaranty or any such other Credit Document.

            (e) LITIGATION. There are no actions, suits or proceedings pending or, to the best knowledge of any Guarantor, overtly threatened with respect to this Guaranty or any other Credit Document to which any Guarantor is a party.

            (f) TRUE AND COMPLETE DISCLOSURE. All factual information (taken as a whole) furnished by the Guarantors in writing to the Agents or any Lender for purposes of or in connection with this Guaranty, the other Credit Documents or any transaction contemplated herein or therein is, and all other such factual information (taken as a whole) hereafter furnished by the Guarantors in writing to the Administrative Agent or any Lender will be, true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any fact necessary to make such information (taken as a whole) not misleading in any material respect at such time in light of the circumstances under which such information was provided.

            (g) INVESTMENT COMPANY ACT. Neither Guarantor is an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

            (h) PUBLIC UTILITY HOLDING COMPANY ACT. Neither Guarantor is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

            12. Each Guarantor covenants and agrees that on and after the Effective Date and for so long as the Credit Agreement is in effect and until the Total Commitment and all Interest Rate Protection Agreements have terminated and the Loans, together with interest, Fees and all other Guaranteed Obligations incurred hereunder and thereunder are paid in full, it will:

            (a) LIENS. Not create, assume or suffer to exist any Lien upon any property or assets of such Guarantor, to secure any Indebtedness without making effective provision for securing the Guaranteed Obligations (and, if the Guarantors shall so determine, any other Indebtedness of the Guarantors which is not subordinate in right of payment to the Guaranteed Obligations) (x) equally and ratably with (or prior to) such Indebtedness as to such property or



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assets for so long as such Indebtedness shall be so secured, or (y) in the event such Indebtedness is subordinate in right of payment to the Guaranteed Obligations, prior to such Indebtedness as to such property or assets for so long as such Indebtedness shall be so secured.

            The foregoing restrictions will not apply to:

            (i)   Liens securing only the Guaranteed Obligations;

            (ii)  Liens in favor of only the Guarantors,

            (iii) Liens permitted under this Guaranty;

            (iv) Liens permitted to be incurred under the Credit Agreement, dated as of December 12, 1996, among USI American Holdings, Inc., USI Atlantic Corp., USI Global Corp., U.S. Industries, Inc., various banks, Bank of America National Trust and Savings Association, and BA Securities, Inc., as the same is in effect on the Effective Date, without giving effect to any subsequent amendments or modifications thereto and regardless of whether or not such agreement remains in effect thereafter.

            (b) DISSOLUTION AND SALE OF ASSETS. Not wind up, liquidate or dissolve its affairs or convey, sell, lease or otherwise dispose of (or agree to do any of the foregoing at any future time) all or substantially all of its property or assets to any Person (including, without limitation, any Affiliate) other than a Guarantor.

            (c) INFORMATION COVENANTS. Furnish to the Administrative Agent (with sufficient copies for distribution to the Lenders), copies of (i) all financial information, proxy materials and other information and reports, if any, (A) which the Guarantors shall file with the SEC, or (B) which either Guarantor shall deliver to the holders of its capital stock, and (ii) such other information or documents (financial or otherwise) in the possession of, or otherwise available without material cost to, the Guarantors, as the Agents or the Required Lenders may from time to time reasonably request.

            13. As used herein, the term "Guarantor Event of Default" shall mean the occurrence of any of the following specified events:

            (a) PAYMENTS. The Guarantors shall fail to make any payment required to be made by it hereunder, and such failure has continued, in the case of payments other than principal, for three or more Business Days; or

            (b) REPRESENTATIONS, ETC. Any representation, warranty or statement made by the Guarantors herein or in any certificate delivered pursuant hereto or thereto shall prove to be untrue in any material respect on the date as of which made or deemed made; or

            (c) COVENANTS. The Guarantors shall default in the due performance or observance by it of any term, covenant or agreement contained herein and such default shall continue unremedied for a period of 30 days after written notice to the Guarantors by the Administrative Agent or the Required Lenders; or



                                       8
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            14. Upon the occurrence and during the continuance of any Event of
Default (such term to mean and include any "Event of Default" as defined in the Credit Agreement or any payment default under any Interest Rate Protection Agreement continuing after any applicable grace period) or any Guarantor Event of Default, the Required Lenders shall have the right to take all action permitted pursuant to Section 10 of the Credit Agreement as a result thereof and to require the Guarantors to pay to the Administrative Agent and the Lenders in cash any amounts then owed to them pursuant to the terms of this Guaranty.

            15. The Guarantors hereby jointly and severally agree to pay all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with any amendment, waiver or consent relating hereto and of the Administrative Agent and each of the other Secured Creditors in connection with any enforcement of this Guaranty (including in each case, without limitation, the reasonable fees and disbursements of counsel employed by the Administrative Agent and each other Secured Creditor).

            16. This Guaranty shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of the Secured Creditors and their successors and assigns.

            17. Neither this Guaranty nor any provision hereof may be changed, waived, modified, discharged or terminated except with the written consent of the Guarantors and with the written consent of the Required Lenders (or, to such greater extent required by Section 13.12 of the Credit Agreement); PROVIDED, that any change, waiver or modification affecting the rights and benefits of a single Class (as defined below) of Secured Creditors (and not all Secured Creditors in a like or similar manner) shall also require the written consent of the Requisite Creditors (as defined below) of such Class of Secured Creditors. For the purpose of this Guaranty the term "Class" shall mean the Lender Creditors as holders of the Credit Document Obligations and the Other Creditors as the holders of the Other Obligations, respectively, and the term "Requisite Creditors" of any Class shall mean (x) with respect to the Credit Document Obligations, the Required Lenders (or to such greater extent as required by Section 13.12 of the Credit Agreement), and (y) with respect to the Other Obligations, the holders of at least a majority of all obligations outstanding from time to time under the Interest Rate Protection Agreements.

            18. Each Guarantor acknowledges that an executed (or conformed) copy of each of the Credit Documents and Interest Rate Protection Agreements has been made available to it and it is familiar with the contents thereof.

            19. In addition to any rights now or hereafter granted under applicable law (including, without limitation, Section 151 of the New York Debtor and Secured Creditor Law) and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default or a Guarantor Event of Default, each Secured Creditor is hereby authorized at any time or from time to time, without notice to any Guarantor or to any other Person, any such notice being expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by such Secured Creditor to or for the credit or the account of any Guarantor, against and on account of the obligations and liabilities of such Guarantor to such Secured Creditor under this Guaranty,




                                       9
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irrespective of whether or not such Secured Creditor shall have made any demand hereunder and although said obligations, liabilities, deposits or claims, or any of them, shall be contingent or unmatured. Each Secured Creditor acknowledges and agrees that the provisions of this Section 19 are subject to the sharing provisions set forth in Section 13.06 of the Credit Agreement.

            20. All notices, requests, demands or other communications pursuant hereto shall be deemed to have been duly given or made when delivered to the Person to which such notice, request, demand or other communication is required or permitted to be given or made under this Guaranty, addressed to such party at
(i) in the case of any Lender Creditor, as provided in the Credit Agreement,
(ii) in the case of any Guarantor, at its address set forth opposite its signature below and (iii) in the case of any Other Creditor, at such address as such Other Creditor shall have specified in writing to such Guarantor; or in any case at such other address as any of the Persons listed above may hereafter notify the others in writing.

            21. If claim is ever made upon any Secured Creditor for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations and any of the aforesaid payees repays all or part of said amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property or (ii) any settlement or compromise of any such claim effected by such payee with any such claimant (including the Borrower), then and in such event each Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon the Guarantors, notwithstanding any revocation hereof or other instrument evidencing any liability of the Borrower, and the Guarantors shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.

            22. (A) THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE SECURED CREDITORS AND OF THE UNDERSIGNED HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. Any legal action or proceeding with respect to this Guaranty or any other Credit Document to which any Guarantor is a party may be brought in the courts of the State of New York located within the City of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Guaranty, each Guarantor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each Guarantor hereby further irrevocably waives any claim that any such courts lack jurisdiction over such Guarantor, and agrees not to plead or claim, in any legal action or proceeding with respect to this Guaranty brought in any of the aforesaid courts, that any such court lacks jurisdiction over such Guarantor. Each Guarantor further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such Guarantor at its address set forth opposite its signature below, such service to become effective 30 days after such mailing. Nothing herein shall affect the right of any of the Secured Creditors to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against any Guarantor in any other jurisdiction.



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

            (B) Each Guarantor hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Guaranty or any other Credit Document to which such Guarantor is a party brought in the courts referred to in clause (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that such action or proceeding brought in any such court has been brought in an inconvenient forum.

            (C) EACH GUARANTOR HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS GUARANTY, THE OTHER CREDIT DOCUMENTS TO WHICH SUCH GUARANTOR IS A PARTY OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

            23. It is the desire and intent of the Guarantors and the Secured Creditors that this Guaranty shall be enforced against the Guarantors to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. If, however, and to the extent that, the obligations of the Guarantors under this Guaranty shall be adjudicated to be invalid or unenforceable for any reason, then the amount of the Guaranteed Obligations of the Guarantors shall be deemed to be reduced and the Guarantors shall pay the maximum amount of the Guaranteed Obligations which would be permissible under applicable law.

            24. This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with each Guarantor and the Administrative Agent.

            25. All payments made by the Guarantors hereunder will be made without setoff, counterclaim or other defense and on the same basis as payments are made by the Borrower under Sections 4.03 and 4.04 of the Credit Agreement.

            26. This Guaranty is made for the benefit of the Administrative Agent, the Lenders and the other Secured Creditors (and their respective successors and assigns), and may be enforced by them in accordance with the terms hereof. Except for the parties described in the immediately preceding sentence, no other person shall be entitled to the benefits of, or be entitled to enforce the provisions of, this Guaranty.

                                      * * *





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




            IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be executed and delivered as of the date first above written.


Addresses:                          U.S. INDUSTRIES, INC.

101 Wood Avenue South               By
Iselin, New Jersey 08830              ---------------------------------
Attention:  John W. Dean III          Title:
Telephone No.:
Facsimile No.:                      USI GLOBAL CORP.



Accepted and Agreed to:             By
                                      ---------------------------------
BANK OF AMERICA, N.A.,                Title:
  as Administrative Agent for the Lenders



By
  -------------------------------------
  Title:


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